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                                                                   EXHIBIT 10.38

               AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT is made as of the 1st day of October, 2001, by and between SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Company"), and JOHN H. SYKES (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company desires to assure itself of the Executive's continued employment in an executive capacity;

         WHEREAS, the Company recognizes that circumstances may arise in which a change in control of the Company occurs, through acquisition or otherwise, thereby causing uncertainty about the Executive's future employment with the Company without regard to the Executive's competence or past contributions, which uncertainty may result in the loss of valuable services of the Executive to the detriment of the Company and its shareholders, and the Company and the Executive wish to provide reasonable security to the Executive against changes in the Executive's relationship with the Company in the event of any such change in control;

         WHEREAS, the Company and the Executive are desirous that any proposal for a change in control or acquisition of the Company will be considered by the Executive objectively and with reference only to the best interests of the Company and its shareholders;

         WHEREAS, the Executive will be in a better position to consider the Company's best interests if the Executive is afforded reasonable security, as provided in this Agreement, against altered conditions of employment which could result from any such change in control or acquisition;

         WHEREAS, the Executive desires to be employed by the Company on the terms and conditions hereinafter set forth; and

         WHEREAS, this Agreement amends and restates that certain Executive Employment Agreement entered into by Executive and the Company effective as of March 6, 2000.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

         1. EMPLOYMENT AND DUTIES. Subject to the terms and conditions of this Agreement, the Company agrees to employ the Executive, and the Executive hereby agrees to


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                                        Company               Executive


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serve the Company in two separate capacities: 1) as Chairman of the Board
("Chairman") and 2) as President and Chief Executive Officer ("CEO"). As Chairman, the Executive shall render to the Company such management and policy-making services of the type customarily performed by persons serving in similar capacities with other employers that are similar to the Company, together with such other duties with which he is charged by the Company's By-laws. As President and CEO, the Executive shall report directly to the Company's Board of Directors and shall render to the Company such management and policy-making services of the type customarily performed by persons serving in similar capacities with other employers that are similar to the Company, together with such other duties with which he is charged by the Company's By-laws and subject to the overall direction and control of the Company's Board of Directors. The Executive accepts such employment and agrees to devote his best efforts and substantially all of his business time, skill, labor and attention to the performance of such duties. In addition, the Executive agrees to serve without additional compensation if elected or appointed to any office or position, including as a director, of the Company or any subsidiary or affiliate of the Company; provided, however, that the Executive shall be entitled to receive such benefits and additional compensation, if any, that is paid to executive officers of the Company in connection with such service.

         2. TERM. Subject to the terms and conditions of this Agreement, including but not limited to the provisions for termination set forth in Section 5 hereof, the employment of the Executive under this Agreement shall commence on the date hereof and shall continue through and including the close of business on the fifth anniversary of the date hereof (the "Initial Term"); provided, however, that upon the expiration of the Initial Term, this Agreement shall automatically renew on a year-to-year basis (each year being referred to as a "Successor Term") unless either party delivers written notice of termination to the other party at least 180 days prior to the expiration of the Initial Term or the then-current Successor Term (the Initial Term and all Successor Terms shall be referred to as the "Term").

         3.       COMPENSATION.

                  (a) Annual Base Salary and Bonus. As compensation for his services under this Agreement, the Executive shall receive, and the Company shall pay, an annual base salary of such amount as shall be determined by the Company's Board of Directors not less than Five Hundred Fifty Thousand Dollars ($550,000) until December 31, 2002, and thereafter during the Term at such annual base salary as shall be determined by the Company's Board of Directors; provided, however, the annual base salary shall be increased by (i) at least thirty percent (30%) on the second (2nd) anniversary of the date hereof (i.e., October 1, 2003) and (ii) at least fifteen percent (15%) on the fourth anniversary of the date hereof and at least fifteen percent (15%) on each bi-annual (i.e., two year) anniversary thereafter. Such annual base salary shall be payable in equal installments in accordance with the policy then prevailing for the Company's executives. In addition to such annual base salary, the Executive shall be entitled, during the Term, to a performance bonus as determined by the Compensation Committee of the Board of Directors (or other committee performing similar functions), and to participate in and receive payments from all other bonus and other incentive compensation plans as may be adopted by the Company as are made available to other executive officers of the Company. At the end of each fiscal year, the


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                                        Company               Executive


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Board of Directors in its discretion may award to the Executive a bonus based on the Executive's performance during such fiscal year. Stock options may be granted to the Executive from time to time at the sole discretion of the Board of Directors.

                  (b) Payments. All amounts paid pursuant to this Agreement shall be subject to withholding or deduction by reason of the Federal Insurance Contribution Act, Federal income tax, state and local income tax, if any, and comparable laws and regulations.

                  (c) Other Benefits. The Executive shall be reimbursed by the Company for all reasonable and customary travel and other business expenses incurred by him in the performance of his duties hereunder in accordance with the Company's standard policy regarding expense verification practices. The Executive shall be entitled to the fringe benefits which the Company may from time to time make available to its executive officers generally, that number of weeks paid vacation per year that is available to other executive officers of the Company, and shall be eligible to participate in such pension, life insurance, health insurance, disability insurance and other employee benefits plans, if any, which the Company may from time to time make available to its executive officers generally.

         4.       COVENANT NOT TO COMPETE.

                  (a) The Executive covenants and agrees that, during his employment by the Company under this Agreement, he will not:

                           (i) directly or indirectly engage in, continue in or carry on the business of the Company, or any business substantially similar thereto, including owning or controlling any financial interest in, any corporation, partnership, firm or other form of business organization which competes with or is engaged in or carries on any aspect of such business or any business substantially similar thereto;

                           (ii) consult with, advise or assist in any way, whether or not for consideration, any corporation, partnership, firm or other business organization which is now, becomes or may become a competitor of the Company in any aspect of the Company's business during the Executive's employment with the Company, including, but not limited to: advertising or otherwise endorsing the products of any such competitor; soliciting customers or otherwise serving as an intermediary for any such competitor; or loaning money or rendering any other form of financial assistance to or engaging in any form of business transaction whether or not on an arms' length basis with any such competitor; or

                           (iii) engage in any practice the purpose of which is to evade the provisions of this Agreement or to commit any act which is detrimental to the successful continuation of, or which adversely affects, the business or the Company;

provided, however, that the foregoing shall not preclude the Executive's ownership of not more than 5% of the equity securities of a corporation which has such securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


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                                        Company               Executive


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                  (b)      The Executive agrees that the geographic scope of
this covenant not to compete shall extend to such geographic area where the Company conducts business at any time during the Term of this Agreement.

                  (c) In the event of any breach of this covenant not to compete, the Executive recognizes that the remedies at law will be inadequate and that in addition to any relief at law which may be available to the Company for such violation or breach and regardless of any other provision contained in this Agreement, the Company shall be entitled to equitable remedies (including an injunction) and such other relief as a court may grant after considering the intent of this Section 4.

                  (d) In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographic scope, prohibited activities or otherwise, the parties agree that this covenant shall be reduced or curtailed to the extent necessary to render it enforceable.

                  (e) The restrictions set forth in this Section 4 shall terminate upon the date that Executive ceases to be employed by the Company under this Agreement.

         5.       TERMINATION.

                  (a) Death. The Executive's employment hereunder shall terminate upon his death.

                  (b) Disability. If, during the Term, the Executive becomes physically or mentally disabled in accordance with the terms and conditions of any disability insurance policy covering the Executive or, if due to such physical or mental disability, the Executive becomes unable for a period of more than twelve (12) consecutive months to perform his duties hereunder on substantially a full-time basis as determined by the Company in its sole reasonable discretion, the Company may, at its option, terminate the Executive's employment hereunder upon not less than thirty (30) days' written notice of termination.

                  (c) Cause. The Company may terminate the Executive's employment hereunder only for Cause, and such a termination shall be effective immediately upon written notice of termination. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder: (i) if the Executive engages in conduct which has caused, or is reasonably likely to cause, demonstrable and serious injury to the Company; (ii) if the Executive is convicted of a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction, which substantially impairs the Executive's ability to perform his duties hereunder; or (iii) for the Executive's material violation of this Agreement, including without limitation, Section 4 hereof.

                  (d) Voluntary Termination by Executive. The Executive may terminate his employment hereunder at any time and for any reason by delivering written notice of termination to the Company. However, if Executive terminates his employment for Good Reason


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                                        Company               Executive


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(as defined below), such termination shall be deemed to be a termination by the
Company without Cause and therefore a breach of this Agreement by the Company. For purposes of this Agreement, the term "Good Reason" shall mean (i) a Change of Control of the Company (as defined in Appendix A hereto), (ii) a good faith determination by the Executive that there has been a breach of this Agreement by the Company, (iii) a material adverse change in the Executive's working conditions or status, (iv) the deletion of, or change in, any of the following three titles of Executive: Chairman of the Board, CEO, or President, (v) a significant relocation of the Executive's principal office, (vi) a significant increase in travel requirements, or (vii) an impairment of the Executive's health to an extent that makes the continued performance of his duties hereunder hazardous to his physical or mental health or his life. If Executive desires to terminate his employment for Good Reason, he shall deliver written notice of termination to the Company indicating in reasonable detail the facts and circumstances alleged to provide a basis for such termination and shall cease performing the Executive's duties hereunder on the date which is ten (10) days after delivery of the notice, which date shall also be the date of termination of the Executive's employment.

                  (e) Benefits. The following shall apply upon termination of the Executive's employment for any reason:

                           (i) Notwithstanding anything to the contrary herein contained, the Executive shall receive all compensation and other benefits to which he was entitled under this Agreement or otherwise as an employee of the Company through the termination date, including payments of base salary accrued hereunder through the calendar month in which such termination occurs. Such amounts shall be in addition to any damages, if any, to which Executive may be entitled as a result of such termination.

                           (ii)     Upon the termination of Employee's
         employment under this Agreement, Executive and his spouse shall, during the Executive's lifetime and if Executive is married at his time of death, for his then spouse during her lifetime, have the right to continue to participate in all employee benefit plans and programs (including health and life insurance plans) in which the Executive was entitled to participate immediately prior to the date of termination of the Executive's employment, provided that the Executive's (or his spouse) continued participation is possible under the general terms and provisions of such plans and programs. However, such participation shall be at the sole expense of Executive and/or his spouse.

                           (iii) For the rest of Executive's lifetime, the Company shall, if the Company determines that such resources are reasonably available under the circumstances existing at the time of the termination of the Executive's employment, provide an office and a secretary to the Executive in the Company's principal executive offices.


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                                        Company               Executive


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         6.       SUCCESSORS.

                  (a) If the Company sells, assigns or transfers all or substantially all of its business and assets to any Person (as defined in Appendix A hereto) or if the Company merges into or consolidates or otherwise combines (where the Company does not survive such combination) with any Person (any such event, a "Sale of Business"), then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to such Person, and the Company shall cause such Person, by written agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. Failure of the Company to obtain such agreement prior to the effective date of such Sale of Business shall be a breach of this Agreement. In case of such assignment by the Company and of assumption and agreement by such Person, as used in this Agreement, "Company" shall thereafter mean such Person which executes and delivers the agreement provided for in this Section 6 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law, and this Agreement shall inure to the benefit of, and be enforceable by, such Person. The Executive shall, in the Executive's discretion, be entitled to proceed against any or all of such Persons, any Person which theretofore was such a successor to the Company (as defined in the first paragraph of this Agreement) and the Company (as so defined) in any action to enforce any rights of the Executive hereunder. Except as provided in this Subsection, this Agreement shall not be assignable by the Company. This Agreement shall not be terminated by the voluntary or involuntary dissolution of the Company.

                  (b) This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, heirs and beneficiaries. All amounts payable to the Executive under this Agreement if the Executive had lived shall be paid, in the event of the Executive's death, to the Executive's estate, heirs and representatives; provided, however, that the foregoing shall not be construed to modify any terms of any benefit plan of the Company, as such terms are in effect on the date of the Executive's death, that expressly govern benefits under such plan in the event of the Executive's death.

                  7. SEVERABILITY. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, then the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

                  8. AMENDMENT. This Agreement may not be amended or modified at any time except by written instrument executed by the Company and the Executive.

                  9. WITHHOLDING. The Company shall be entitled to withhold from amounts to be paid to the Executive hereunder any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold; provided, that the amount so withheld shall not exceed the minimum amount required to be withheld by law (unless the Executive has otherwise indicated in writing). The Company shall be entitled to rely on an opinion of


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nationally recognized tax counsel if any question as to the amount or requirement of any such withholding shall arise.

         10. NOTICE. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when actually received, whether hand-delivered (as long as receipt is acknowledged), sent by telecopier, facsimile transmission or other electronic means of transmitting written documents (as long as receipt is acknowledged) or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:


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                                        Company               Executive


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            If to the Company:
            Sykes Enterprises, Incorporated
            100 North Tampa Street
            Suite 3900
            Tampa, Florida 33602
            Attn: Chairperson - Compensation Committee of the Board of Directors

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         11. NO WAIVER; ENTIRE AGREEMENT. No waiver by any party hereto of any breach of this Agreement by any other party hereto shall be deemed a waiver of any similar or dissimilar term or condition at the same or at any prior or subsequent time. This Agreement is the entire agreement between the parties hereto with respect to the Executive's employment by the Company and there are no agreements or representations, oral or otherwise, expressed or implied, with respect to or related to the employment of the Executive which are not set forth in this Agreement.

         12. NO ASSIGNMENT. Except as expressly set forth herein, no party shall assign any of his or its rights under this Agreement without the prior written consent of the other party and any attempted assignment without such prior written consent shall be null and void and without legal effect.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute but one and the same instrument.

         14.      GOVERNING LAW.

                  (a) The validity, interpretation, construction and performance of this Agreement shall be governed by the internal laws of the State of Florida, except that Section 14(b) shall be construed in accordance with the Federal Arbitration Act if arbitration is chosen by the Executive as the method of dispute resolution.

                  (b) Any dispute arising out of this Agreement shall, at the Executive's election, be determined by either (i) arbitration under the rules of the American Arbitration Association then in effect (but subject to any evidentiary standards set forth in this Agreement), in which both parties shall be bound by the arbitration award, or (ii) by litigation. Whether the dispute is to be settled by arbitration or litigation, the venue for the arbitration or litigation shall be Tampa, Florida or, at the Executive's election, if the Executive is no longer residing or working in the Tampa, Florida metropolitan area, in the judicial district encompassing the city in which the Executive resides; provided, that, if the Executive is not then residing in the United States, the election of the Executive with respect to such venue shall be either Tampa, Florida or in the judicial district encompassing that city in the United States among the thirty cities having


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the largest population (as determined by the most recent United States Census data available at that time) that is closest to the Executive's residence. The parties consent to personal jurisdiction in each trial court in the selected venue having subject matter jurisdiction notwithstanding their residence or situs, and each party irrevocably consents to service of process in the manner provided hereunder for the giving of notices.

         15. CERTAIN RULES OF CONSTRUCTION. No party shall be considered as being responsible for the drafting of this Agreement for the purpose of applying any rule construing ambiguities against the drafter or otherwise. No draft of this Agreement shall be taken into account in construing this Agreement. Any provision of this Agreement which requires an agreement in writing shall be deemed to require that the writing in question be signed by the Executive and an authorized representative of the Company.

         16. HEADINGS. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.


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                                        Company               Executive


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                                   APPENDIX A

         For purposes of Section 5(d) of this Agreement, a Change of Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any person or entity, or group thereof acting in concert (a "Person") (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company), being or becoming the "beneficial owner" (as such term is defined in Securities and Exchange Commission ("SEC") Rule 13d-3 under the Exchange Act) of securities of the Company which, together with securities previously owned, confer upon such person, entity or group the combined voting power, on any matters brought to a vote of shareholders, of twenty percent (20%) or more of the then outstanding shares of voting securities of the Company; or

                           (ii) the sale, assignment or transfer of assets of the Company or any subsidiary or subsidiaries, in a transaction or series of transactions, if the aggregate consideration received or to be received by the Company or any such subsidiary in connection with such sale, assignment or transfer is greater than fifty percent (50%) of the book value, determined by the Company in accordance with generally accepted accounting principles, of the Company's assets determined on a consolidated basis immediately before such transaction or the first of such transactions; or

                           (iii) the merger, consolidation, share exchange or reorganization of the Company (or one or more direct or indirect subsidiaries of the Company) as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or resulting entity or any parent thereof immediately after such merger, consolidation, share exchange or reorganization; or

                           (iv)     the adoption of a plan of complete
         liquidation or the approval of the dissolution of the Company; or

                           (v) the commencement (within the meaning of SEC Rule 13e-4 under the Exchange Act) of a tender or exchange offer which, if successful, would result in a Change of Control of the Company; or

                           (vi) a determination by the Board of Directors of the Company, in view of the then current circumstances or impending events, that a Change of Control of the Company has occurred or is imminent, which determination shall be made for the specific purpose of triggering the operative provisions of this Agreement.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                       SYKES ENTERPRISES, INCORPORATED



Dated:                                 By: /S/ Ernest J. Milani
      ----------------------------        --------------------------------------
                                          Ernest J. Milani,
                                          Chairman - Compensation Committee



                                       EXECUTIVE



Dated:                                 /S/ John H. Sykes
      ----------------------------     -----------------------------------------
                                       John H. Sykes, individually


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